SECOND AMENDMENT

     This SECOND AMENDMENT (this "Amendment") dated as of October 20, 2003 is among THE ROBERT MONDAVI CORPORATION and R.M.E., INC. (each a "Borrower" and together the "Borrowers"), various Lenders (as defined in the Credit Agreement referred to below) and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), Swing Line Lender and L/C Issuer.

     WHEREAS, the Borrowers, the Lenders, the Swing Line Lender, the L/C Issuer and the Administrative Agent are parties to a Credit Agreement dated as of December 14, 2001, as amended (the "Credit Agreement"); and

     WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below;

     NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINED TERMS

     Unless otherwise defined in this Amendment, capitalized terms used herein shall have the respective meanings assigned to such terms in the Credit Agreement.

                                   ARTICLE II

                          AMENDMENT TO CREDIT AGREEMENT

     Upon the effectiveness of this Amendment pursuant to Article III, Section
7.14.1 of the Credit Agreement shall be amended in its entirety to read as follows:

     "7.14.1. Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio at the end of any Computation Period to be less than (a) 1.50 to 1.00 as of the end of any Computation Period ending prior to June 30, 2004 and (b) 1.75 to 1.00 as of the end of any Computation Period on or after June 30, 2004."

                                  ARTICLE III

                                  EFFECTIVENESS

     This Amendment shall become effective when the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers and the Required Lenders (it being understood that the Administrative Agent may rely on a facsimile counterpart signature page hereof for purposes of determining whether a party hereto has executed a counterpart hereof).





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                                   ARTICLE IV

                                  MISCELLANEOUS

4.1 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

4.2 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

4.3 References to Agreement. Upon the effectiveness of this Amendment, (a) each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Amended Agreement and (b) each reference to the "Credit Agreement" in any other Loan Document shall mean and be a reference to the Amended Agreement.

                               [Signatures Follow]



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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers, effective as of the date first above written.


                   THE ROBERT MONDAVI CORPORATION

                   By:    ___________________
                   Name:  ___________________
                   Title: ___________________



                   R.M.E, INC.


                   By:    ___________________
                   Name:  ___________________
                   Title: ___________________



                   BANK OF AMERICA, N.A., as
                   Administrative Agent


                   By:    ___________________
                   Name:  ___________________
                   Title: ___________________



                   BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender


                   By:    ___________________
                   Name:  ___________________
                   Title: ___________________



                   COOPERATIEVE CENTRALE RAIFFEISEN - BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL," NEW YORK BRANCH, as Documentation Agent and as a Lender


                   By:    ___________________
                   Name:  ___________________
                   Title: ___________________

                   By:    ___________________
                   Name:  ___________________
                   Title: ___________________


                   BANK OF THE WEST
                   (successor in interest to United California Bank)


                   By:    ___________________
                   Name:  ___________________
                   Title: ___________________


                   U.S. BANK NATIONAL ASSOCIATION


                   By:    ___________________
                   Name:  ___________________
                   Title: ___________________


                   BNP PARIBAS


                   By:    ___________________
                   Name:  ___________________
                   Title: ___________________